TAXES ON INCOME	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 12:	TAXES ON INCOME

a.	Israeli taxation:

1.	Corporate tax rates in Israel:

The Israeli corporate income tax rate was 24% in 2017, 25% in 2016 and 26.5% in 2015.

In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which reduces the corporate income tax rate to 24% effective from January 1, 2017 and to 23% effective from January 1, 2018.

2.	Tax benefits under the Israel Law for the Encouragement of Capital Investments, 1959 ("the Law"):

Certain of the Company’s Israeli subsidiaries have been granted “Approved Enterprise” Status under the Law. The above Israeli subsidiaries have elected the alternative benefits program, waiver of grants in return for tax exemptions. Pursuant thereto, the income of the Company derived from the “Approved Enterprise” program is tax-exempt for two years and will enjoy a reduced tax rate of 10%-25% for up to a total of eight years (subject to an adjustment based upon the foreign investors' ownership of the Company. Under the terms of the Approved Enterprise program, income that is attributable to one of the Company's Israeli subsidiaries was exempt from income tax for a period of two years commencing 2014.

If a dividend is distributed out of tax exempt profits, as above, the Company will become liable for tax at the rate applicable to its profits from the approved enterprise in the year in which the income was earned, as if it was not under the Approved Enterprise track. The Company's policy is not to distribute such a dividend.

Entitlement to the above benefits is conditional upon the Company fulfilling the conditions stipulated by the above law, regulations published thereunder and the letters of approval for the specific investments in “approved enterprises”. In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest and CPI linkage.

On December 29, 2010, the Knesset approved an additional amendment to the Law for the Encouragement of Capital Investments, 1959 (“2011 Amendment”). According to the 2011 Amendment, a reduced uniform corporate tax rate for exporting industrial enterprises (over 25%) was established. The reduced tax rate will not be program dependent and will apply to the “Preferred Enterprise's” (as such term is defined in the Investment Law) entire income. Pursuant to the 2011 Amendment, a “Preferred Enterprise” is entitled to a reduced corporate tax rate. Such corporate tax rate was determined to be 16% for 2014 until 2016.

As of December 31, 2015, some of the Company Israeli subsidiaries had filed a notice to the Israeli tax authorities in order to apply the new benefits under the 2011 Amendment and therefore subjected to the amended tax rate of 16%.

The Amendment also prescribes that any dividends distributed to individuals or foreign residents from the preferred enterprise's earnings as above will be subject to tax at a rate of 20%.

New Amendment- Preferred Technology Enterprise

In December 2016, the Israeli Knesset passed Amendment 73 to the Investment Law which included a number of changes to the Investments Law regimes. Certain changes were scheduled to come into effect beginning January 1, 2017, provided that regulations are promulgated by the Finance Ministry to implement the "Nexus Principles" based on OECD guidelines recently published as part of the Base Erosion and Profit Shifting (BEPS) project. The regulations have been approved on May 1, 2017 and accordingly, these changes have come into effect. Applicable benefits under the new regime include:

Introduction of a benefit regime for "Preferred Technology Enterprises" granting a 12% tax rate in central Israel – on income deriving from Intellectual Property, subject to a number of conditions being fulfilled, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports. Preferred Technology Enterprise (“PTE”) is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion.

A 12% capital gains tax rate on the sale of a preferred intangible asset to a foreign affiliated enterprise, provided that the asset was initially purchased from a foreign resident at an amount of NIS 200 million or more.

A withholding tax rate of 20% for dividends paid from PTE income (with an exemption from such withholding tax applying to dividends paid to an Israeli company). Such rate may be reduced to 4% on dividends paid to a foreign resident company, subject to certain conditions regarding percentage of foreign ownership of the distributing entity.

Starting 2017, part of the Company's taxable income in Israel is entitled to a preferred 12% tax rate under Amendment 73 to the Investment Law.

3.	Foreign Exchange Regulations:

Under the Foreign Exchange Regulations, some of the Company's Israeli subsidiaries calculate their tax liability in U.S. Dollars according to certain orders. The tax liability, as calculated in U.S. Dollars is translated into NIS according to the exchange rate as of December 31 of each year.

b.	Income taxes on non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of residence. Neither Israeli income taxes, foreign withholding taxes nor deferred income taxes were provided in relation to undistributed earnings of the non-Israeli subsidiaries.

This is because the Company intends to permanently reinvest undistributed earnings in the foreign subsidiaries in which those earnings arose. If these earnings were distributed in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and non-Israeli withholding taxes.

The amount of undistributed earnings of foreign subsidiaries that are considered to be reinvested as of December 31, 2017 was $31,063 and the amount of the unrecognized deferred tax liability for temporary differences related to investments in foreign subsidiaries that were essentially permanent in duration as of December 31, 2017 was $1,557.

c.	Tax Reform- United States of America

The U.S. Tax Cuts and Jobs Act of 2017 (“TCJA”) was approved by US Congress on December 20, 2017 and signed into law by US President Donald J. Trump on December 22, 2017. This legislation makes complex and significant changes to the U.S. Internal Revenue Code. Such changes include a reduction in the corporate tax rate and limitations on certain corporate deductions and credits, among other changes.

The TCJA reduces the U.S. federal corporate income tax rate from 35% to 21% effective January 1, 2018. In addition, the TCJA makes certain changes to the depreciation rules and implements new limits on the deductibility of certain expenses and deduction.

The Company’s subsidiaries in the United States do not have any foreign subsidiaries and, therefore, the remaining provisions of the Act have no material impact on the Company's results of operations.

The Company re-measured its U.S. deferred tax assets and liabilities, based on the rates at which they are expected to reverse in the future. The estimated tax benefit recorded related to the re-measurement of the provisional net deferred taxes was approximately $3.8 million.

The SEC staff has issued SAB 118 which will allow the Company to record provisional amounts during a measurement period. The Company has concluded that a reasonable estimate could be developed for the effects of the tax reform. However, due to the short time frame between the enactment of the reform and the year end, its fundamental changes, the accounting complexity, and the expected ongoing guidance and accounting interpretations over the next 12 months, the Company considers the accounting of the deferred tax re-measurement and other items to be incomplete.

d.	Net operating losses carry forward:

As of December 31, 2017, certain subsidiaries had tax loss carry-forwards totaling approximately $35,647. Most of these carry-forward tax losses have no expiration date.

e.	Deferred tax assets and liabilities:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. Significant components of the Company deferred tax assets are as follows:

	December 31,
	2016	2017

Deferred tax assets:
Net operating losses carry forward	$6,515	$8,786
Research and development	1,619	1,534
Other	3,155	2,959

Deferred tax assets before valuation allowance	11,289	13,279
Valuation allowance	(6,589)	(7,486)

Deferred tax assets	4,700	5,793

Deferred tax liabilities:
Capitalized software development costs	(3,011)	(2,738)
Acquired intangibles	(1,202)	(9,060)
Property and equipment	(369)	(489)
Other	(24)	(57)

Deferred tax liabilities	(4,606)	(12,344)

Deferred tax assets, net	$94	$(6,551)

	December 31,
	2016	2017

Deferred tax assets, net	$2,261	$2,620
Deferred tax liabilities, net	(2,167)	(9,171)

Deferred tax assets, net	$94	$(6,551)

Deferred tax assets, net are included in other long-term assets in the balance sheets. Deferred tax liabilities, net are included in other long-term liabilities in the balance sheets.

The Company has provided valuation allowances in respect of certain deferred tax assets resulting from operating losses carry forwards and other reserves and allowances due to uncertainty concerning realization of these deferred tax assets.

f.	Income (loss) before taxes on income is comprised as follows:

	Year ended December 31,
	2015	2016	2017

Domestic (Israel)	$19,478	$13,701	$(3,849)
Foreign	5,035	11,672	1,841

	$24,513	$25,373	$(2,008)

g.
A reconciliation between the theoretical tax expense, assuming all income is taxed at the statutory tax rate applicable to income for an Israeli company, and the actual tax expense as reported in the statements of income is as follows:

	Year ended December 31,
	2015	2016	2017

Income (loss) before taxes on income (tax benefit), as reported in the statements of income	$24,513	$25,373	$(2,008)

Statutory tax rate in Israel	26.5%	25%	24%

Theoretical taxes on income (tax benefit)	$6,496	$6,343	$(482)

Increase (decrease) in taxes resulting from:
Effect of foreign tax rates	117	(382)	(67)
Effect of “Approved, Beneficiary, Preferred or Preferred Technological Enterprise” status	(2,406)	(1,338)	(252)
Effect of the TCJA	-	-	(3,795)
Utilization of carry forward tax losses for which valuation allowance was provided	(195)	-	(153)
Non-deductible expenses	569	584	892
Losses and temporary differences for which valuation allowance was provided	127	377	1,050
Others	(495)	188	243

Taxes on income (tax benefit), as reported in the statements of income	$4,213	$5,772	$(2,564)

h.	Taxes on income (tax benefit) are comprised as follows:

	Year ended December 31,
	2015	2016	2017

Current	$2,627	$4,122	$2,459
Deferred	1,586	1,650	(5,023)

	$4,213	$5,772	$(2,564)

	Year ended December 31,
	2014	2015	2016

Domestic (Israel)	$2,684	$2,824	$(314)
Foreign	1,529	2,948	(2,250)

	$4,213	$5,772	$(2,564)

i.	Uncertain tax benefits:

A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits is as follows:

	December 31,
	2016	2017

Balance at the beginning of the year	$1,365	$1,987
Increase in tax positions	688	375
Decrease in tax positions	(293)	(135)
Acquisition of subsidiary	227	66

Balance at the end of the year	$1,987	$2,293

As of December 31, 2016, and 2017, accrued interest related to unrecognized tax benefits amounted to $490 and $572, respectively.

Although the Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement, there is no assurance that the final tax outcome of its tax audits will not be different from that which is reflected in the Company’s income tax provisions. Such differences could have a material effect on the Company’s income tax provision, cash flow from operating activities and net income in the period in which such determination is made.

Tax assessments filed by part of the Company's Israeli subsidiaries through the year ended December 31, 2012 are considered to be final.